                                                                   EXHIBIT 10.3

                          CHARTER COMMUNICATIONS, INC.

                    SHARE LOAN REGISTRATION RIGHTS AGREEMENT

                                                              November 22, 2004

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

      Charter Communications, Inc., a corporation organized under the laws of Delaware (the "Company"), proposes to issue and sell to certain purchasers (the "Initial Purchasers"), its 5.875% Convertible Senior Notes Due 2009 (the "Notes"), upon the terms set forth in the Purchase Agreement between the Company and the Initial Purchasers dated November 16, 2004 (the "Purchase Agreement"). The Securities will be convertible into fully paid, nonassessable shares of Class A common stock, par value $0.001 per share, of the Company (the "Class A Common Stock") on the terms, and subject to the conditions, set forth in the Indenture (as defined herein). To facilitate the sale of the Notes by facilitating transactions by which investors in the Notes will hedge their investment and to satisfy a condition to your obligations under the Purchase Agreement, the Company agrees with you for your benefit and (with respect to Section 2 and Section 7 only) the benefit of the holders from time to time of the Notes (each a "Holder" and, collectively, the "Holders"), as follows:

     1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

      "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

      "Affiliate" shall have the meaning specified in Rule 405 under the Act and the terms "controlling" and "controlled" shall have meanings correlative thereto.

      "Borrower" shall mean Citigroup Global Markets Limited.

      "Borrowing Notice" shall have the meaning set forth in the Share Lending Agreement.

      "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

      "Class A Common Stock" shall have the meaning set forth in the preamble hereto.

      "Closing Date" shall mean the date of the first issuance of the Notes.

      "Commission" shall mean the Securities and Exchange Commission.

      "Damages Payment Date" shall mean the sixteenth day of each month.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

      "Final Memorandum" shall mean the offering memorandum, dated November 16, 2004, relating to the Securities, including any and all exhibits thereto and any information incorporated by reference therein as of such date.

      "Holder" shall have the meaning set forth in the preamble hereto.

      "Indenture" shall mean the Indenture relating to the Securities, dated as of November 22, 2004, between the Company and Wells Fargo Bank, National Association, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

      "Initial Purchasers" shall have the meaning set forth in the preamble hereto.

      "Initial Registration Statement" shall have the meaning set forth in
Section 2 hereof.

      "Liquidated Damages" shall have the meaning set forth in Section 7 hereof.

      "Loan Availability Period" shall have the meaning set forth in the Share Lending Agreement.

      "Majority Holders" shall mean, on any date, Holders of a majority of the aggregate original principal amount of Notes then outstanding.

      "Managing Underwriter" shall mean Citigroup Global Markets Inc.

      "NASD Rules" shall mean the Conduct Rules and the By-Laws of the NASD.

      "Notes" shall have the meaning set forth in the preamble hereto.

      "Prospectus" shall mean a prospectus included in a Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Class A Common Stock covered by such Registration Statement, and all amendments and supplements thereto, including any and all exhibits thereto and any information incorporated by reference therein.

      "Purchase Agreement" shall have the meaning set forth in the preamble hereto.

      "Record Date" shall mean the first day of any month.

      "Record Holder" shall mean with respect to any Damages Payment Date, each person who is a Holder of Notes at the close of business on the Record Date immediately preceding such Damages Payment Date.

      "Registration Request" shall have the meaning set forth in Section 3 hereof.

      "Registration Statement" shall mean a registration statement of the Company pursuant to the provisions of Section 2 or Section 3 hereof which covers the Securities on an appropriate form under the Act, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

      "Securities" shall mean 150,000,000 shares of Class A Common Stock to be borrowed by Borrower pursuant to the Share Lending Agreement and sold by the Managing Underwriter.

      "Share Lending Agreement" means the Share Lending Agreement dated November 22, 2004 among the Company, Borrower, Citigroup Global Markets Inc. as Agent, Citigroup Global Markets Holdings Inc. as Guarantor and Citigroup Global Markets Inc. as Collateral Agent.

      "Special Counsel" means Weil Gotshal & Manges LLC and Davis Polk & Wardwell or such other successor counsel as shall be selected by the Managing Underwriter.

      "Trustee" shall mean the trustee with respect to the Securities under the Indenture.

      "Underwriting Agreement" shall mean an underwriting agreement, substantially in the form attached hereto as Exhibit A with any changes reasonably requested by the Managing Underwriter or by the Company, between the Company and the Managing Underwriter relating to the offering of the Securities pursuant to a Registration Statement.

      2. Initial Registration. (a) The Company shall as promptly as practicable (but in no event more than 18 calendar days after the Closing Date) file with the Commission a Registration Statement (the "Initial Registration Statement") providing for the registration of, and the sale by the Managing Underwriter in an underwritten public offering of, the Securities.

      (b) The Company shall use its reasonable best efforts to cause the Initial Registration Statement to become or be declared effective under the Act as promptly as practicable (but in no event more than 130 calendar days after the Closing Date).

      (c) The Company shall use its reasonable best efforts to keep the Initial Registration Statement effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by the Managing Underwriter from the date the Initial Registration Statement is declared effective by the Commission until the earlier of (i) the date all of the Securities loaned to the Borrower pursuant to the initial loan under the Share Lending Agreement have been sold by the Managing Underwriter, (ii) the date the Managing Underwriter notifies the Company that the offering of the Securities under the Initial

Registration Statement has terminated, or (iii) 30 calendar days after the date that the Initial Registration Statement is declared effective.

      (d) The Company shall cause the Initial Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Initial Registration Statement or such amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Act; and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

      (e) Immediately following effectiveness of the Initial Registration Statement, or at such later time as requested by the Managing Underwriter, the Company shall execute the Underwriting Agreement.

      (f) At the next regularly scheduled meeting of the Company's Board of Directors (but in no event later than the effective date of the Initial Registration Statement), the Company's Board of Directors will confirm by an express resolution the reservation for issuance of 150,000,000 shares of Class A Common Stock to be made available for borrowing pursuant to the terms of the Share Lending Agreement.

      (g) On the date hereof, the Company shall instruct ChaseMellon Shareholder Services, its transfer agent, to reserve for issuance 150,000,000 shares of Class A Common Stock to be made available for borrowing pursuant to the terms of the Share Lending Agreement.

      3. Subsequent Registrations. After the Initial Registration Statement has been declared effective, the Company shall effect additional registrations as provided in this Section 3.

      (a) If less than the full number of Securities is sold in an underwritten offering pursuant to the Initial Registration Statement, at any time during the period beginning after the date on which the Initial Registration Statement has been declared effective and ending on the last day of the Loan Availability Period, the Managing Underwriter, on behalf of the Borrower, shall have the right, solely in connection with a Borrowing Notice that the Borrower intends to submit, to submit to the Company a written request pursuant to this Section 3 ("Registration Request") that the Company file a Registration Statement under the Securities Act with respect to the Securities that Managing Underwriter specifies in the Registration Request (which shall not exceed the number of shares of Class A Common Stock to be specified in such Borrowing Request). Following receipt of the Registration Request, the Company shall use its commercially reasonable efforts to as promptly as practicable file with the Commission a Registration Statement providing for the registration of, and the sale by the Managing Underwriter in an underwritten public offering of, such Securities. The Company shall use its commercially reasonable efforts to cause any such Registration Statement to become or be declared effective under the Act as promptly as practicable following the filing thereof.

      (b) The Company may, in its sole discretion, elect to have any registration pursuant to Section 3(a) effected pursuant to a "shelf" registration under Rule 415 of the Securities Act.

      (c) The total number of Registrations that the Managing Underwriter, on behalf of the Borrower, shall collectively be entitled to request pursuant to this Section 3 shall not exceed four. For these purposes, if registration is effected pursuant to a "shelf" registration, each Borrowing Notice submitted by the Borrower pursuant to the Share Lending Agreement shall count as a separate Registration Request as if made by the Managing Underwriter. In no event shall the Company be required pursuant to this Agreement to register any securities other than the Securities.

      (d) The Company shall use its commercially reasonable efforts to keep any Registration Statement filed pursuant to this Section 3 effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by the Managing Underwriter from the date the Registration Statement is declared effective by the Commission until the earlier of (i) the date all of the Securities registered pursuant to such Registration Statement have been sold by the Managing Underwriter, (ii) the date the Managing Underwriter notifies the Company that the offering of the Securities pursuant to such Registration Statement has terminated, or (iii) 30 days after the date such Registration Statement is declared effective.

      (e) The Company shall cause any such Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of such Registration Statement or such amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Act; and
(ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

      (f) Immediately following effectiveness of any such Registration Statement, or at such later time as requested by the Managing Underwriter, the Company shall execute the Underwriting Agreement.

      (g) The provisions of Section 4 hereof shall apply to any Registration Statement filed pursuant to this Section 3; provided, however, any reference to "reasonable best efforts" in Section 4 shall be replaced with the phrase "commercially reasonable efforts" for purposes of applying Section 4 to any Registration Statement filed pursuant to this Section 3.

      4. Registration Procedures. The following provisions shall apply in connection with any Registration Statement (subject to Section 3(g) hereof).

      (a) The Company shall use its reasonable best efforts to furnish to the Managing Underwriter and to Special Counsel, not less than five Business Days prior to the filing with the Commission a copy of the Registration Statement and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein (including any documents incorporated by reference therein after the initial filing) and shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as the Managing Underwriter reasonably proposes.

      (b) The Company shall give notice to the Managing Underwriter:

            (i) when the Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

            (ii) of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for additional information;

            (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution of any proceeding for that purpose;

            (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities included therein for sale in any jurisdiction or the institution of any proceeding for such purpose; and

            (v) of the happening of any event that requires any change in the Registration Statement or the Prospectus so that, as of such date, they
      (A) do not contain any untrue statement of a material fact and (B) do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading; provided that the Company shall not specify the nature of any such event in such notice.

      (c) The Company shall use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of the Registration Statement or the qualification of the securities therein for sale in any jurisdiction, and if issued, to obtain as soon as possible the withdrawal thereof.

      (d) Prior to the effectiveness of the Registration Statement, the Company shall provide, and shall cause its affiliates to provide all the information necessary to enable the Managing Underwriter to make all required filings with the NASD related to the offering of the Securities pursuant to the Registration Statement and shall assist the Managing Underwriter in complying with the NASD Rules.

      (e) Prior to any offering of Securities pursuant to the Registration Statement, the Company shall arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Managing Underwriter shall reasonably request and shall maintain such qualification in effect so long as required; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action in connection therewith that would subject it to taxation or service of process in suits, other than those arising out of any offering pursuant to the Registration Statement, in any jurisdiction where it is not then so subject.

      (f) Prior to any offering of Securities pursuant to the Registration Statement, the Company shall have the Securities approved for quotation on the Nasdaq National Market, subject only to official notice of issuance.

      (g) Upon the occurrence of any event contemplated by subsections (b)(ii) through (v) above, the Company shall promptly (or within the time period provided for by Section 4(h) hereof, if applicable) prepare a post-effective amendment to the Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (h) Notwithstanding the provisions of Section 3 hereof, the Company may defer filing of, or delay effectiveness of, a Registration Statement other than the Initial Registration Statement (or, in the case of a "shelf" Registration Statement, suspend the use of such "shelf" Registration Statement and any related Prospectus) for a maximum of 45 days in any 90-day period, and not to exceed an aggregate of 90 days in any 12 month period, if (i) the Company, in its reasonable judgment, believes it may possess material non-public information the disclosure of which would have a material adverse effect on the Company and its subsidiaries taken as a whole or (ii) any Registration Statement and related Prospectus would, in the Company's judgment, contain a material misstatement or omission as a result of an event that has occurred or is continuing. However, if the disclosure relates to a proposed or pending material business transaction, the disclosure of which the Company determines in good faith would be reasonably likely to impede its ability to consummate such transaction, or would otherwise have a material adverse effect on the Company and its subsidiaries taken as a whole, the Company may extend the suspension period from 45 days to 60 days. Any suspension period described in this Section 4(h) shall be referred to herein as the "Deferral Period." The Company shall give notice to the Managing Underwriter of any Deferral Period, and the Managing Underwriter agrees that no Securities shall be sold pursuant to any Registration Statement until the Managing Underwriter receives copies of the supplemented or amended Prospectus provided for in Section 4(g) hereof, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Company shall not specify the nature of the event giving rise to a suspension in any notice to the Managing Underwriter of the existence of such a suspension. For the avoidance of doubt, the provisions of this Section 4(h) shall not apply to the Initial Registration Statement.

      (i) The Company shall comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Act as soon as practicable after the effective date of the Registration Statement and in any event no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Initial Registration Statement.

      (j) The Company shall take all appropriate actions as reasonably requested by the Managing Underwriter in order to expedite or facilitate the registration or the disposition of the Securities.

      (k) The Company shall:

            (i) make reasonably available for inspection during normal business hours by the Managing Underwriter, and any attorney, accountant or other agent retained by the Managing Underwriter all relevant financial and other records and pertinent corporate documents of the Company and its subsidiaries;

            (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Managing Underwriter or any such attorney, accountant or agent in connection with the offering of the Securities pursuant to the Registration Statement as is customary for similar due diligence examinations;

            (iii) make the representations and warranties, comply with the agreements and satisfy the conditions to closing (including, without limitation, obtaining customary legal opinions and accountants comfort letters) set forth in the Underwriting Agreement; and

            (iv) deliver such documents and certificates as may be reasonably requested by the Managing Underwriter.

      (l) The Company shall upon (i) the filing of the Initial Registration Statement and (ii) the effectiveness of the Initial Registration Statement, announce the same, in each case by release to Reuters Economic Services and Bloomberg Business News.

      (m) The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration of the Securities pursuant to the terms hereof.

      (n) The Company and the Managing Underwriter shall use their reasonable best efforts to cooperate in response to any comments from the Commission in respect of any Registration Statement.

      (o) The Managing Underwriter shall provide to the Company all information required to be supplied by the Managing Underwriter for inclusion in the Initial Registration Statement no later than five Business Days after the date hereof. The Managing Underwriter shall provide to the Company all information required to be supplied by the Managing Underwriter for inclusion in any subsequent Registration Statement no later than ten Business Days after the date of the corresponding Registration Request. The Managing Underwriter shall promptly provide to the Company any additional information requested by the Commission in connection with any Registration Statement.

      5. Registration Expenses. The Company shall bear all expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 4 hereof and shall reimburse the Managing Underwriter for the reasonable fees and disbursements of the Special Counsel in connection with the Registration Statement and the offering of the Securities. To the extent the provisions of the Underwriting Agreement with respect to expenses conflict with this Section 5, the provisions of this Section 5 shall control.

      6. Indemnification. The Company shall indemnify the Managing Underwriter and the Borrower as set forth in the Underwriting Agreement.

      7. Registration Defaults. (a) If:

            (i) the Initial Registration Statement is not filed with the Commission on or prior to the 18th calendar day following the Closing Date; or

            (ii) the Initial Registration Statement is not declared effective by the Commission on or prior to the 130th calendar day following the Closing Date; or

            (iii) the Company does not execute the Underwriting Agreement with respect to the Initial Registration Statement when required or does not comply with the agreements or satisfy the conditions set forth in Sections 5(a), 5(b), 5(d), 5(e), 5(g), 6(a) (excluding the portion of Section 6(a) prior to the words "if filing"), 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(h),
      6(i), 6(j) and 6(k) of the Underwriting Agreement entered into in connection with the Initial Registration Statement; provided that such events shall constitute a Registration Default (as defined below) only if such events have not been cured by the 130th calendar day following the Closing Date, and then such Registration Default shall be deemed to begin on such 130th day; and provided, further, for the avoidance of doubt, any such Registration Default shall only exist until such default is cured; and provided, further, to the extent any such failure to comply with such agreements or satisfy such conditions relates to deficiencies in the Registration Statement (or changes in circumstances after the Registration Statement has become effective), such failure may be cured through the filing of appropriate amendments or supplements to such Registration Statement and entering into a new Underwriting Agreement (so long as the foregoing agreements and conditions are met with respect to the new Underwriting Agreement);

(each such event referred to in the foregoing clauses (i) through (iii), a "Registration Default"), the Company hereby agrees to pay liquidated damages ("Liquidated Damages") with respect to the Notes from and including the day following the Registration Default to but excluding the earlier of (1) the day two years following the Closing Date and (2) the day on which the Registration Default has been cured:

                  (A) in the case of the Registration Default set forth in
            clause (i) above, to each Holder cash in an amount per month equal to 0.25% of the accreted principal amount of the Notes (such Liquidated Damages to accrue daily and be paid monthly); and

                  (B) in the case of the Registration Defaults set forth in
            clauses (ii) and (iii) above, to each Holder cash, (x) with respect to the 60-day period following the occurrence of such a Registration Default, in an amount per month equal to 0.25% of the accreted principal amount of the Notes and (y) with respect to the period commencing the 61st day following the occurrence of such Registration Default, in an amount per month equal to 0.50% of the accreted principal amount of the Notes; provided, however, that in no event shall Liquidated Damages accrue at a rate per month exceeding 0.50% of the accreted principal amount of the Notes (in each case, such Liquidated Damages to accrue daily and be paid monthly).

      (b) Liquidated Damages shall accrue daily. All accrued Liquidated Damages shall be paid in arrears to Record Holders by the Company on each Damages Payment Date by wire transfer of immediately available funds or by federal funds check. Following the cure of all Registration Defaults, the further accrual of Liquidated Damages with respect to all Notes will cease. All Liquidated Damages shall be computed on the basis of a 360-day year composed of twelve 30-day months.

      (c) Notwithstanding the foregoing, in lieu of paying any Liquidated Damages in cash, the Company may elect to add such Liquidated Damages to the principal amount of the Notes pursuant to the terms of the Indenture at a rate equal to:

                  (A) in the case of the Registration Default set forth in
            clause (a)(i) above, 0.375% per month of the accreted principal amount of the Notes (such Liquidated Damages to accrete daily and compound monthly); and

                  (B) in the case of the Registration Defaults set forth in
            clauses (a)(ii) and (a)(iii) above, (x) with respect to the 60-day period following the occurrence of such a Registration Default, 0.375% per month of the accreted principal amount of the Notes and
            (y) with respect to the period commencing the 61st day following the occurrence of such Registration Default, 0.75% per month of the accreted principal amount of the Notes; provided, however, that in no event shall Liquidated Damages accrete at a rate per month exceeding 0.75% of the accreted principal amount of the Notes (in each case, such Liquidated Damages to accrete daily and compound monthly).

      (d) If the Company makes the election described in clause (c) above, such Liquidated Damages shall accrete daily and shall be added to the accreted principal amount of the Notes on each Damages Payment Date.

      (e) The parties hereto agree that the Liquidated Damages provided for in this Section 7 constitute a reasonable estimate of the damages that may be incurred by Holders by reason of a Registration Default and that such Liquidated Damages are the only monetary damages available to Holders with respect to a Registration Default.

      (f) Liquidated Damages shall only be payable in the event of a Registration Default with respect to the Initial Registration Statement. In no event shall any Liquidated Damages be payable with respect to the Registration Statements required pursuant to Section 3 hereof.

      8. No Inconsistent Agreements. The Company has not entered into, and agrees not to enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders and the Managing Underwriter herein or that otherwise conflicts with the provisions hereof.

      9. Amendments and Waivers. The provisions of this Agreement may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Managing Underwriter; provided that no amendment, qualification, supplement, waiver or consent with respect to (i)
Section 2 hereof shall be effective unless consented to by the Majority Holders
(ii) or Section 7 hereof shall be effective as against any Holder of Notes unless consented to in writing by such Holder; and provided, further, that the provisions of this Section 9 may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Managing Underwriter, and provided, further, any amendment of the first proviso of this Section 9 shall require the written consent of each Holder.

      10. Notices. All notices, requests and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, facsimile or air courier guaranteeing overnight delivery:

      (a) if to the Managing Underwriter, initially at the address or addresses set forth in the Purchase Agreement; and

      (b) if to the Company, initially at its address set forth in the Purchase Agreement.

      All such notices and communications shall be deemed to have been duly given on the earliest of (i) at the time delivered, if delivered by hand-delivery; (ii) three business days after being deposited in the mail, postage prepaid, if mailed by first-class mail; (iii) when receipt is acknowledged and confirmed as sent by sender's telex or facsimile machine, if sent by telex or facsimile transmission; and (iv) on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

      The Managing Underwriter or the Company by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

      11. Remedies. Each party, in addition to being entitled to exercise all rights provided to it herein, in the Indenture or in the Purchase Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. Each party agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

      12. Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Notes, including any subsequent Holders, and any Holder may specifically enforce Section 2 and Section 7 of this Agreement as if an original party hereto.

      13. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

      14. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

      15. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

      16. Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

      17. Securities Held by the Company, etc. Whenever the consent or approval of Holders of Notes is required hereunder, Notes held by the Company or its Affiliates (other than subsequent Holders of Securities who are Affiliates by virtue of their ownership of equity securities of the Company, of Charter Communications Holding Company, LLC or of Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the several Initial Purchasers.

                               Very truly yours,

                               Charter Communications, Inc.

                                By: /s/ Eloise Schmitz
                                   ---------------------------------------------
                                   Name: Eloise E. Schmitz
                                   Title: Vice President

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

Citigroup Global Markets Inc.

By /s/ Derek Van Zandt
   ----------------------------------
   Name: Derek Van Zandt
   Title: Vice President